Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary proxy statement
[X]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

The Italy Fund Inc.
(Name of Registrant as Specified in its Charter)

Robert Nelson
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]	No fee required
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which the transaction
applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)	 Proposed maximum aggregate value of transaction:


[   ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

                               THE ITALY FUND INC.
                               388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           --------------------------

                           TO BE HELD ON MAY 14, 1997

                           --------------------------

To the Shareholders of The Italy Fund Inc.:

     The Annual Meeting of Shareholders of THE ITALY FUND INC. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, New York, New York, 26th Floor, on May 14, 1997 at 11:00 A.M. (New York Time) for the following purposes:

     1. To elect two directors, each to hold office for the term indicated and until his successor shall have been elected and qualified;

     2. To consider and act upon the ratification of the selection of KPMG Peat Marwick LLP as the independent auditors of the Fund;

     3. To approve or disapprove the changing of the Fund's sub-classification from a diversified to a non-diversified investment company under the Investment Company Act of 1940, as amended; and

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Proposals 1, 2 and 3 are discussed in greater detail in the attached Proxy Statement. The Board of Directors has fixed the close of business on March 26, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                           By Order of the Board of Directors


                                           Christina T. Sydor
                                           Secretary

New York, New York
April 7, 1997


  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration                                        Valid Signature
-----------                                         --------------

Corporate Accounts

(1) ABC Corp.....................................   ABC Corp.
(2) ABC Corp.....................................   John Doe, Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer....................   John Doe
(4) ABC Corp. Profit Sharing Plan................   John Doe, Trustee

Trust Accounts

(1) ABC Trust....................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78.............................   Jane B. Doe

Custodian or Estate Accounts

(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA..............   John B. Smith
(2) Estate of John B. Smith......................   John B. Smith, Jr., Executor

                               THE ITALY FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 14, 1997

                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of The Italy Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the Fund's principal executive offices at 388 Greenwich Street, 26th Floor, New York, New York 10013, on May 14, 1997 at 11:00 A.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail. In addition, certain officers, directors and employees of the Fund; Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager"), the Fund's investment manager; Smith Barney Inc. ("Smith Barney"), an affiliate of SBMFM; and/or First Data Investor Services Group, Inc. ("First Data"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and SBMFM are each located at 388 Greenwich Street, New York, New York 10013; First Data is located at 53 State Street, Boston, Massachusetts 02109.

     The Annual Report of the Fund, including audited financial statements for the fiscal year ended January 31, 1997, has previously been furnished to all shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about April 7, 1997. The Fund will provide, without charge, additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-224-7523.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and bro-ker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have no impact on the requisite approval of Proposals 1 and 2. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter.
Proposal 3 requires for approval the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. With respect to Proposal 3, therefore, abstentions and broker "non-votes" will have the effect of "no" votes for the purposes of abtaining the requisite approval of the proposal. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The Board of Directors of the Fund has fixed the close of business on March 26, 1997 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of, and to vote, at the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. At the close of business on March 26, 1997, the Fund had outstanding 9,503,089.000 shares of Common Stock, par value $0.01 per share, the only authorized class of stock, of which 9,324,899.000
(or 98.12%) were held in accounts, but not beneficially owned by Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10004. At the close of business on March 26, 1997, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934
(the "1934 Act"))to the knowledge of the Board of Directors of the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

     As of the Record Date, to the knowledge of the Fund, no shares of Smith Barney's ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board members who are not interested persons of the Fund (as that term is used in the 1940 Act).

     In the event that a quorum is not present at the Meeting or in the event that a quorum is present, but sufficient votes in favor of the proposals set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The Board of Directors of the Fund is classified into three classes. The directors serving in Class II have terms expiring at the Meeting; each Class II director currently serving on the Board has been nominated by the Board of Directors for re-election at the Meeting to serve until the year 2000
Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

     The Board of Directors of the Fund knows of no reason why any of the Class II nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Director affiliated with the Manager and considered an "interested person" as defined in the 1940 Act is indicated by an asterisk(*).

                   Persons Nominated for Election as Directors

                                                               Number of Shares
                               Principal Occupations          and % Beneficially
                              During Past Five Years,            owned+ as of
         Name              Other Directorships, and Age         March 26, 1997
         ----              ----------------------------         --------------

Paolo M. Cucchi            Dean of College of Liberal Arts            500
Director since 1992(II)    at Drew University; Director of     (less than 1%)

                           two investment companies
                           associated with Smith Barney;
                           55.

Mario d'Urso                  Senator of the Republic of Italy;
Director since 1995(II) formerly Under Secretary of State of          1,000
                           the Ministry of Commerce with the   (less than 1%)
                                   Exterior for Italy; formerly,
                                   Advisory Director of Shearson
                                   Lehman Brothers; formerly
                                   Managing Director of Shearson
                                   Lehman Brothers    ; 57.


The remainder of the Board constitutes the Class III and Class I directors (as indicated by the Number III or I), none of whom will stand for election at the Meeting, as their terms will expire in 1998 and 1999, respectively.

                           Directors Continuing in Office
                                                               Number of Shares
                               Principal Occupations          and % Beneficially
                              During Past Five Years,            owned+ as of
         Name              Other Directorships, and Age         March 26, 1997
         ----              ----------------------------         --------------

Alessandro                 Retired; Director of two
  di Montezemolo           investment companies associated
Director since 1986(III)   with Smith Barney and a Director           --
                           of OffitBank; formerly Chairman
                           of the Board of Marsh &
                           McLennan; 78.

*Heath B. McLendon         Managing Director of Smith        9,253(a)
Director since 1986(III)   Barney; Director of forty-two         (less than 1%)
                           investment companies associated
                           with Smith Barney; Chairman of
                           the Board of Smith Barney
                           Strategy Advisers Inc.;
                           President of SBMFM. Prior to
                           July 1993, Senior Executive Vice
                           President of Shearson Lehman
                           Brothers Inc.; Vice Chairman
                           of Shearson Asset management; 63.

Dr. Paul Hardin            Interim President of University             525.137
Director since 1986(I)     of Alabama at Birmingham;        (less than 1%)
                           Professor of Law at the
                           University of North Carolina at
                           Chapel Hill; Director of twelve
                           investment companies associated
                           with Smith Barney and a Director
                           of The Summit Bancorporation.
                           Formerly, Chancellor of the
                           University of North Carolina at
                           Chapel Hill; 65.

                                                               Number of Shares
                               Principal Occupations          and % Beneficially
                              During Past Five Years,            owned+ as of
         Name              Other Directorships, and Age         March 26, 1997
         ----              ----------------------------         --------------

Directors Continuing in Office (cont'd)

George M. Pavia            Senior Partner, Pavia &                    --
Director since 1991(I)     Harcourt, Attorneys; Director of
                           two investment companies
                           associated with Smith Barney;
                           69.
----------
+ For this purpose, "beneficial ownership" is defined under Section 13(d) of the 1934 Act. The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.

(a)  Represents shares held by the Director and his family.

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the 1934 Act requires the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's Common Stock, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year ended January 31, 1997, all filing requirements applicable to such persons were complied with.

     The names of the principal officers of the Fund, with the exception of Mr. d'Urso and Mr. McLendon, are listed in the table below together with certain additional information. Mr. d'Urso was elected President of the Fund in 1986. Mr. McLendon was first elected Chairman of the Board and Investment Officer in 1986. Each officer of the Fund holds such office until a successor has been elected by the Board of Directors.


                       Principal Occupations and Other
                                 Position            Affiliations During the
Name                       (year first elected)      Past Five Years, and Age
----                       --------------------      ------------------------

Lewis E. Daidone          Senior Vice President      Managing Director of Smith
                          and Treasurer (1994)       Barney Inc.; Chief
                                                     Financial Officer of each
                                                     of the Smith Barney Mutual
                                                     Funds; Director and Senior
                                                     Vice President of SBMFM;
                                                     39.

Rein van der Does         Investment                 Managing Director of Smith
                          Officer (1996)             Barney Inc.; Vice President
                                                     of Fenimore International
                                                     Management Corporation; 57.

Christina T. Sydor        Secretary (1994)           Managing Director of Smith
                                                     Barney Inc.; General
                                                     Counsel and Secretary of
                                                     SBMFM; 46.

     The principal business address of Mr. McLendon, Ms. Sydor, Mr. van der Does and Mr. Daidone is 388 Greenwich Street, New York, New York 10013. The principal business address of Mr. d'Urso is 4/A Viale di Grazioli, Rome, Italy. None of the
executive officers of the Fund, with the exception of Mr. McLendon and
   Mr. d'Urso    , as noted above, owns any shares of the Fund.

     No officer, director or employee of the Fund's investment adviser and administrator receives any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each Director who is not a director, officer or employee of the Fund's investment adviser and administrator a fee of $7,500 per year plus $750 per in-person meeting and $100 per telephonic meeting. All directors are reimbursed for actual out-of-pocket expenses relating to their attendance at meetings. The aggregate compensation paid by the Fund to such Directors and members of the Advisory Board during the fiscal year ended January 31, 1997 amounted to $129,970.

     The following table shows the compensation paid by the Fund to each director during the Fund's last fiscal year.

                               COMPENSATION TABLE   +


                                                                       Total
                              Pension or       Compensation         Number of
                               Retirement         from Fund         Funds for
                        Aggregate  Benefits Accrued      and Fund        Which Director
                      Compensation    as part of          Complex         Serves Within
Name of Person          from Fund   Fund Expenses    Paid to Directors     Fund Complex
--------------          ---------   -------------    -----------------     ------------

Paolo M. Cucchi         $10,500           $0              $17,600               2
Allesandro
  di Montezemolo         10,500            0               17,600               2
Mario d'Urso              8,250            0                8,250               1
Dr. Paul Hardin               9,750            0               73,950              12
Heath B. McLendon*            0            0                    0              42
George M. Pavia          10,500            0               17,600               2

----------
*    Designates an "interested director."


+ Upon attainment of age 80 Fund Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year aggregate compensation paid by the Fund to Directors achieving emeritus status totaled $5,250.


     During the fiscal year ended January 31, 1997, four meetings of the Board of Directors of the Fund were held, all of which were regular. In the last fiscal year no Director attended less than 75% of the meetings of the Board that were held. The Fund's Audit Committee is comprised of those Directors who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Directors"). The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as nonaudit accounting services performed for the Fund. During the fiscal year ended January 31, 1997, the Audit Committee met once. All of the members of the Audit Committee attended the meeting.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD.

                                 PROPOSAL NO. 2
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP ("KPMG") has been selected as the independent auditors to audit the accounts of the Fund for and during the fiscal year ending January 31, 1998 by a majority of the Independent Directors by a vote cast in person at a meeting held on February 12, 1997, subject to ratification by the shareholders at the Meeting (the entire Board concurred in the selection). KPMG also serves as the independent auditors for the Manager, other investment companies associated with Smith Barney and for the Manager's ultimate parent corporation, Travelers. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

     If the Fund receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

Required Vote

     The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the selection of KPMG.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG.

                                 PROPOSAL NO. 3
                      CHANGE OF SUBCLASSIFICATION UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

     At present, the Fund is subject to portfolio diversification requirements applicable to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and by the Fund's present subclassification under the 1940 Act as a diversified investment company.

     SBMFM, the Fund's investment manager, has found the diversification requirements of the 1940 Act to be the more constraining of the two diversification requirements discussed below to which the Fund is presently subject. SBMFM has represented, and the Fund's Board of Directors believes that the Fund's investment performance could benefit if the Fund changed its subclassification under the 1940 Act so that the Fund would no longer be subject to the diversification requirements of that Act. To this end, the Board of Directors recommends that the Fund's shareholders approve changing in the Fund's subclassification under the 1940 Act from a diversified investment company to a non-diversified investment company. The Fund would remain subject to the diversification requirements applicable to it under the Code.

     Under the 1940 Act, a diversified investment company must, with respect to at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies and other securities, invest not more then 5% of such assets in the securities of a single issuer or beneficially own more than 10% of the outstanding voting securities of the issuer.

     Under the Code, to qualify as a regulated investment company, the Fund must, among other things, diversify its holdings so that at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash (including cash items and receivables), U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the total assets of the Fund, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities). In other words, under the Code, as of the end of any quarter, the Fund would be permitted to invest in as few as twelve companies and to have as much as 50% of its assets invested in as few as two companies. While the relatively greater concentration in securities of fewer issuers that would be permitted to the Fund would reduce diversification of risk and could result in greater fluctuation in the prices of the Fund's securities than a fund that is more broadly diversified, management believes it would also give the Fund the additional flexibility necessary to invest its assets effectively in Italy, which in recent years has experienced privatization of many companies, which has resulted in the concentration of various industry assets in a limited number of issuers.

Required Vote

     Approval of Proposal Number 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, as used in this Proxy Statement and as defined in the 1940 Act, means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund; or
(2) 67% or more of the shares of the Fund present at the Meeting if holders of more than 50% of the outstanding shares are present in person or by proxy at the Meeting.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSAL NUMBER 3. SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 1998 Annual Meeting of the Shareholders of the Fund must be received by December 14, 1997 to be included in the proxy statement and the form of proxy relating to that meeting as the Fund expects that the 1998 Annual Meeting will be held in May of 1998.

                                  OTHER MATTERS

     Management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

     All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.


                                           By Order of the Board of Directors


                                           Christina T. Sydor
                                           Secretary

April 7, 1997




x	Please mark
	votes as in
	this example

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

1.	To elect Paolo M. Cucchi and Mario 	* FOR		* WITHHELD
	d'Urso as Class II Directors of the Fund.


________________________________
For all nominees except as noted above


2.	To ratify the selection of KPMG Peat Marwick LLP	FOR *	AGAINST *
	ABSTAIN *
	as the independent accountants of the Fund for the fiscal year ending January 31, 1998.

3.	To approve or disapprove the changing of the Fund's	FOR *
	AGAINST *	ABSTAIN *
	subclassification from a diversified to a non-diversified investment company under the Investment Com-pany Act of 1940.

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature:  ______________________________ Date ___________________________
Signature:  ______________________________ Date ___________________________



THE ITALY FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
Annual Meeting on May 14, 1997



	The undersigned holder of shares of The Italy Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints Heath B. McLendon, Christina T. Sydor and Robert M. Nelson as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of the Fund, 388 Greenwich Street, 26th Floor, New York, New York on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 7, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

CONTINUED AND TO BE SIGNED
ON REVERSE SIDE

SEE REVERSE SIDE